SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2002

SpectraSite Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

0-27217	56-2027322

(Commission File Number)	(I.R.S. Employer Identification Number)

100 Regency Forest Drive Suite 400 Cary, North Carolina	27511

(Address of principal executive offices)	(Zip Code)

(919) 468-0112

(Registrant’s telephone number, including area code)

Item 3. Bankruptcy or Receivership.
Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
PROPOSED PLAN OF REORGANIZATION
NOVEMBER AGREEMENT
AMENDED AND RESTATED CONSENT AND MODIFICATION
AMENDED AND RESTATED UNWIND SIDE LETTER
PRESS RELEASE
PROPOSED DISCLOSURE STATEMENT

Item 3. Bankruptcy or Receivership.

     On November 15, 2002, SpectraSite Holdings Inc. (the “Company”) filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of North Carolina, Raleigh Division (the “Bankruptcy Court”). The bankruptcy case was filed to implement a prenegotiated financial restructuring pursuant to a Proposed Plan of Reorganization. A copy of the press release announcing the filing of the petition is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

     In connection with the chapter 11 case, the Company has also filed a Proposed Plan of Reorganization with the Bankruptcy Court. A copy of the Proposed Plan of Reorganization is attached to this report as Exhibit 2.1 and is incorporated herein by reference.

Item 5. Other Events.

     On November 15, 2002 the Company issued a press release announcing that the Company amended the agreements previously announced on May 16, 2002, with Cingular and SBC. Under the amended agreements, the Company will, subject to certain conditions, including completion of the chapter 11 case, 1) transfer the Company’s interest in 545 SBC towers to Cingular, 2) reduce its future sublease commitment with SBC by 294 towers and, 3) extend the closings for the remaining SBC towers through the third quarter of 2004. The Company will receive $73.5 million, which it will use to repay a portion of the indebtedness outstanding under SpectraSite Communications’ senior credit facility.

     A copy of the press release as well as the amended agreements with Cingular and SBC are attached to this report as Exhibits 10.1, 10.2, 10.3 and 99.1 and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

None.

     (b)  Pro forma financial information.

None.

     (c)  Exhibits.

2.1	Proposed Plan of Reorganization of SpectraSite Holdings, Inc. under chapter 11 of the Bankruptcy Code.

10.1	November Agreement, dated as of November 14, 2002, by and among Cingular Wireless LLC (“Cingular”), the Registrant, Southern Towers, Inc. and CA/NV Tower Holdings, LLC.

10.2	Amended and Restated Consent and Modification, dated as of November 14, 2002, by and among Southern Towers, Inc., CA/NV Tower Holdings, LLC, SBC Tower Holdings LLC, the Registrant and SBC Wireless LLC.

10.3	Amended and Restated Unwind Side Letter, dated as of November 14, 2002, by and among Cingular, SBC Wireless LLC, SBC Tower Holdings LLC, the Registrant, Southern Towers, Inc. and SpectraSite Communications, Inc.

99.1	Press Release, dated November 15, 2002.

99.2	Proposed Disclosure Statement with respect to the Proposed Plan of Reorganization of SpectraSite Holdings, Inc. under Chapter 11 of the Bankruptcy Code.

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Item 9. Regulation FD Disclosure.

     In connection with the chapter 11 case described under Item 3 above, the Company has also filed a Proposed Disclosure Statement with the Bankruptcy Court. A copy of the Proposed Disclosure Statement is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

     The forecasted financial results and other forward-looking statements contained in the Proposed Disclosure Statement are based on estimates and assumptions that are inherently uncertain and, though considered reasonable by the Company, are subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the control of the Company. Accordingly, there can be no assurance that the forecasted results or such other forward-looking statements will be realized. Moreover, it is entirely possible that the actual results obtained will be significantly different than the forecasted financial statements contained in the Proposed Disclosure Statement contemplate. The Proposed Disclosure Statement has not been approved by the Bankruptcy Court and the Company may revise any or all of the estimates, assumptions or forward-looking statements at or before such approval or the confirmation hearing on the Proposed Reorganization Plan.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRASITE HOLDINGS, INC.

Dated: November 19, 2002	By: /s/ DAVID P. TOMICK

David P. Tomick Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

2.1	Proposed Plan of Reorganization of SpectraSite Holdings, Inc. under Chapter 11 of the Bankruptcy Code.

10.1	November Agreement, dated as of November 14, 2002, by and among Cingular Wireless LLC (“Cingular”), the Registrant, Southern Towers, Inc. and CA/NV Tower Holdings, LLC.

10.2	Amended and Restated Consent and Modification, dated as of November 14, 2002, by and among Southern Towers, Inc., CA/NV Tower Holdings, LLC, SBC Tower Holdings LLC, the Registrant and SBC Wireless LLC.

10.3	Amended and Restated Unwind Side Letter, dated as of November 14, 2002, by and among Cingular, SBC Wireless LLC, SBC Tower Holdings LLC, the Registrant, Southern Towers, Inc. and SpectraSite Communications, Inc.

99.1	Press Release, dated November 15, 2002.

99.2	Proposed Disclosure Statement with respect to the Proposed Plan of Reorganization of SpectraSite Holdings, Inc. under chapter 11 of the Bankruptcy Code.